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                                                                    EXHIBIT 23.3




                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]




                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
First National Bank of Missouri City

We consent to the use of our report dated January 16, 1998 included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                                            /s/ Deloitte & Touche LLP


Houston, Texas
September 17, 1998